UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2013

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-15795	84-0957421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 571-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A”) of Rentech, Inc., a Colorado corporation, which was originally filed with the Securities and Exchange Commission on May 7, 2013 (the “Form 8-K”), is being filed solely to include the financial statements and pro forma financial information required by Item 9.01 which were excluded from the Form 8-K pursuant to Items 9.01(a) and 9.01(b). Except as described in this Explanatory Note, no other information in the Form 8-K is modified or amended hereby. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of Businesses Acquired

The following audited financial statements of Fulghum Fibres, Inc. (“Fulghum”) are included in this Form 8-K/A as Exhibit 99.1 and incorporated herein by reference in this Item 9.01:

Independent Auditors’ Report

Consolidated Balance Sheets as of March 31, 2013 and 2012

Consolidated Statements of Changes in Stockholders’ Equity for the years ended March 31, 2013 and 2012

Consolidated Statements of Income and Comprehensive Income for the years ended March 31, 2013 and 2012

Consolidated Statements of Cash Flows for the years ended March 31, 2013 and 2012

Notes to Financial Statements

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements are included in this Form 8-K/A as Exhibit 99.2 and incorporated herein by reference in this Item 9.01:

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2013

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2012

Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2013

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Accountants.

99.1	Audited financial statements of Fulghum as of March 31, 2013 and 2012 and for the fiscal years ended March 31, 2013 and 2012.

99.2	Unaudited pro forma condensed combined financial statements as of March 31, 2013, for the calendar year ended December 31, 2012 and for the three months ended March 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

July 17, 2013

/s/ Dan J. Cohrs
Name: Dan J. Cohrs
Title: Chief Financial Officer